EXHIBIT 32.0

                         LAST MILE LOGISTICS GROUP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report of Last Mile Logistics Group, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Regina R. Flood, Chairperson and Chief Executive Officer (Principal Executive Officer), of the Company certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods indicated.



Date:  November 12, 2007            /s/ Regina R. Flood
                                    -------------------
                                    Regina R. Flood
                                    Chairperson and Chief Executive Officer
                                    (Principal Executive Officer)